UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2021
Synalloy Corporation
(Exact name of registrant as specified in its charter)

Delaware		0-19687		57-0426694
(State or other jurisdiction of incorporation or organization)		(Commission File Number)		(I.R.S. Employer Identification No.)

4510 Cox Road,	Suite 201,
Richmond,	Virginia			23060
(Address of principal executive offices)				(Zip Code)
		(804)	822-3260
(Registrant's telephone number, including area code)

Inapplicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $1.00 per share	SYNL	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 15, 2021, Synalloy Corporation (“Synalloy” or the “Company”) announced the appointment of John Zuppo as executive vice president of Synalloy Chemicals, a division of Synalloy, effective November 12, 2021. Mr. Zuppo succeeds Dave Kuzy (“Kuzy”) in such role.

Mr. Zuppo, age 45, has served since July 2017 as the Chief Executive Officer of DanChem Technologies, Inc. (“DanChem”), which Synalloy acquired on October 22, 2021. Prior to DanChem, Mr. Zuppo served since 2013 in various leadership roles (including most recently President, Polymer Additives & Nitriles) at Emerald Performance Materials, a leading producer of advanced specialty chemicals.

The Company confirms that (1) there is no family relationship between Mr. Zuppo and any director or executive officer of the Company, (2) there was no arrangement or understanding between Mr. Zuppo and any other person pursuant to which he was appointed to his position with the Company, and (3) there is no transaction between Mr. Zuppo and the Company that would require disclosure under Item 404(a) of Regulation S-K.

Mr. Zuppo will be eligible to participate in various incentive and health and welfare benefit plans of the Company consistent with such executive position, subject to the terms and conditions of such plans.

A press release announcing the appointment of Mr. Zuppo is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Mr. Zuppo succeeds Dave Kuzy, who was separated from his position with the Company, effective as of November 12, 2021.

Item 8.01    Other Events
On November 16, 2021, the Company issued a press release in respect of the decision of its board of directors to approve a rights offering. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Synalloy Corporation Press Release dated November 15, 2021
99.2	Synalloy Corporation Press Release dated November 16, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

SYNALLOY CORPORATION

By: /s/ Aaron M. Tam
Aaron M. Tam
Chief Financial Officer

Dated: November 16, 2021